                                                                    EXHIBIT 99.1

                          [LETTERHEAD OF VENTAS, INC.]


                                                     Contact: Debra A. Cafaro
                                                     President and CEO
                                                              or
                                                     John C. Thompson
                                                     Vice President
                                                     (502) 357-9000



                   VENTAS ELECTS GELLERT AND LOVEMAN TO BOARD
                             ----------------------

Louisville, Ky. (September 11, 2001) -- Ventas, Inc. (NYSE:VTR) ("Ventas " or "the Company") said today that Jay Gellert, President, Chief Executive Officer and Director of Health Net, Inc., and Gary Loveman, President, Chief Operating Officer and Director of Harrah's Entertainment, Inc. ("Harrah's") have been elected to its Board of Directors.

     "Jay Gellert and Gary Loveman are exceptional additions to the Ventas Board. They are well respected and seasoned executives of stature who will bring new views and additional strength to Ventas," said Ventas President and CEO Debra A. Cafaro. "We welcome Gary and Jay as we continue to improve our Company for the benefit of our stockholders."

     Gellert, 47, has been President and Chief Executive Officer of Health Net (formerly known as Foundation Health Systems, Inc.) since 1998 and was elected to the Health Net Board of Directors in 1999. Gellert previously served as President, Chief Operating Officer and a Board member of Health Systems International, Inc. ("HSI"), which merged into Health Net (then known as Foundation Health) in 1997. Before joining HSI, Gellert directed strategic advisory engagements in the area of integrated delivery systems developments, managed care network formation and physician groups practice integration, for Shattuck Hammond Partners Inc. Gellert serves on the boards of the American Association of Health Plans, MedUnite, Inc. and Miavita, Inc. Gellert holds a BA from Stanford University.

     Loveman, 41, joined Harrah's in May 1998 as chief operating officer and a member of the three-executive Office of the President. He was elected to Harrah's Board of Directors in 2000 and named President in 2001. Loveman joined Harrah's from the Harvard University Graduate School of Business Administration, where he was associate professor of business administration. Loveman led Harrah's in designing and implementing a groundbreaking customer loyalty program that has been widely recognized for its excellence and effectiveness. Prior to joining Harrah's, Loveman served as a consultant to Harrah's and to other major corporations. Loveman was awarded a Ph.D. in economics from Massachusetts Institute of Technology, where he was an Alfred Sloan Doctoral Dissertation Fellow, and a B.A. in economics from Wesleyan University.

     Ventas, Inc. is a real estate investment trust whose properties include 44 hospitals, 216 nursing facilities, and eight personal care facilities in 36 states. Its website can be found at www.ventasreit.com.

     This Press Release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements regarding Ventas and its subsidiaries' expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, expected lease income, continued qualification as a real estate investment trust ("REIT"), plans and objectives of management for future operations and statements that include words such as "if," "anticipate," "believe," "plan," "estimate," "expect," "intend" "may," "could," "should," "will" and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and stockholders must recognize that actual results may differ from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements.

     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Securities and Exchange Commission (the "Commission"). Factors that may affect the plans or results of the Company include, without limitation, (a) the ability and willingness of Kindred Healthcare, Inc. ("Kindred") and certain of its affiliates to continue to meet and/or honor its obligations under its contractual arrangements with the Company and the Company's wholly owned operating partnership, Ventas Realty, Limited Partnership ("Ventas Realty"), including without limitation the various agreements (the "Spin Agreements") entered into by the Company and Kindred at the time of the corporate reorganization on May 1, 1998 (the "1998 Spin Off") pursuant to which the Company was separated into two publicly held corporations, (b) the ability and willingness of Kindred to continue to meet and/or honor its obligation to indemnify and defend the Company for all litigation and other claims relating to the health care operations and other assets and liabilities transferred to Kindred in the 1998 Spin Off, (c) the ability of Kindred and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (d) the Company's success in implementing its business strategy, (e) the nature and extent of future competition, (f) the extent of future health care reform and regulation, including cost containment measures and changes in reimbursement policies and procedures, (g) increases in the cost of borrowing for the Company, (h) the ability of the Company's operators to deliver high quality care and to attract patients, (i) the results of litigation affecting the Company, (j) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, (k) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due, (l) the movement of interest rates and the resulting impact on the value of the Company's interest rate swap agreement and the ability of the Company to satisfy its obligation to post cash collateral if required to do so under such interest rate swap agreement, (m) the ability and willingness of Atria, Inc. ("Atria") to continue to meet and honor its contractual arrangements with the Company and Ventas Realty entered into connection with the Company's spin off of its assisted living operations and related assets and liabilities to Atria in August 1996, (n) the ability and willingness of the Company to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations, (o) the outcome of the audit being conducted by the Internal Revenue Service for the Company's tax years ended December 31, 1997 and 1998,
(p) final determination of the Company's net taxable income for the tax years ended December 31, 2000 and December 31, 2001, (q) the treatment of the Company's claims in the chapter 11 cases of certain of the Company's tenants and former tenants, including Integrated Health Services, Inc. and certain of its affiliates, (r) the ability and willingness of the Company's tenants to renew their leases with the Company upon expiration of the leases and the Company's ability to relet its properties on the same or better terms in the event such leases expire and are not renewed by the existing tenant, and (s) the limitations on the ability of the Company to sell, transfer or otherwise dispose of its Kindred stock arising out of the securities laws and the Registration Rights Agreement among Kindred, the Company and others. Many of such factors are beyond the control of the Company and its management.